UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2023

Onto Innovation Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39110	94-2276314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road
Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 253-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting on May 9, 2023, at its corporate office located in Wilmington, Massachusetts. At the 2023 Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: The stockholders elected Leo Berlinghieri, Stephen D. Kelley, David B. Miller, Michael P. Plisinski, Karen M. Rogge, Christopher A. Seams, May Su, and Christine A. Tsingos as directors of the Company, each to serve until the next annual meeting. The voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Leo Berlinghieri	43,073,320	945,455	24,494	2,391,076
Stephen D. Kelley	43,989,798	28,692	24,779	2,391,076
David B. Miller	43,683,940	334,796	24,533	2,391,076
Michael P. Plisinski	43,870,843	144,845	27,581	2,391,076
Karen M. Rogge	43,825,366	194,288	23,615	2,391,076
Christopher A. Seams	43,661,582	356,997	24,690	2,391,076
May Su	43,862,963	156,989	23,317	2,391,076
Christine A. Tsingos	43,291,362	729,039	22,868	2,391,076

Proposal 2: The stockholders approved, on an advisory (non-binding) basis, the compensation for the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting, by the following vote:

For	Against	Abstain	Broker Non-Votes
42,306,919	1,658,630	77,720	2,391,076

Proposal 3: The stockholders voted, on an advisory (non-binding) basis, on the frequency of future advisory votes on named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
41,759,723	12,164	2,207,144	64,238	2,391,076

Proposal 4: The stockholders ratified Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023, by the following vote:

For	Against	Abstain	Broker Non-Votes
46,230,798	185,206	18,341	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onto Innovation Inc.

Date:	May 9, 2023	By:	/s/ Yoon Ah Oh
Yoon Ah Oh Vice President, General Counsel & Corporate Secretary